UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On May 23, 2017, B. Riley Financial, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with FBR Capital Markets & Co. and B. Riley & Co. LLC as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $52,500,000 aggregate principal amount of 7.50% Senior Notes due 2027 (the “Firm Notes”) plus an additional $7,875,000 aggregate principal amount of the Senior Notes to cover underwriter overallotments (the “Additional Notes” and together with the Firm Notes, the “Notes”). The Notes were issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-216763) initially filed with the Securities and Exchange Commission (the “Commission”) on March 17, 2017, as amended by Amendment No. 1 filed with the Commission on March 27, 2017, and declared effective by the Commission on March 29, 2017. On May 23, 2017, the Company priced the offering. The offering is expected to close on May 31, 2017. The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01.   Other Events.

On May 23, 2017, the Company issued a press release announcing the pricing of the Notes.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
1.1 99.1

Underwriting Agreement, dated as of May 23, 2017, by and among the Company, FBR Capital Markets & Co. and B. Riley & Co. LLC as representatives of the several underwriters named therein.

Press release, dated May 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2017	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
Name: Phillip J. Ahn Title: Chief Financial Officer & Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1 99.1

Underwriting Agreement, dated as of May 23, 2017, by and among the Company, FBR Capital Markets & Co. and B. Riley & Co. LLC as representatives of the several underwriters named therein.

Press release, dated May 23, 2017.